(d)(12)(i)

SCHEDULE A

with respect to the

SUB-ADVISORY AGREEMENT

between

DIRECTED SERVICES LLC

and

ING INVESTMENT MANAGEMENT CO. LLC

Series	Effective Date	Annual Sub-Advisory Fee (as a percentage of average daily Assets allocated to the Sub-Adviser)

ING Global Bond Portfolio (formerly, ING Oppenheimer Global Strategic Income Portfolio)	May 7, 2013	0.22500% on the first $4 billion in assets; 0.21375% on the next $1 billion in assets; 0.20250% on the next $1 billion in assets; 0.19350% on assets thereafter.

ING Index Solution 2015 Portfolio	May 31, 2013	Direct Investments(1) 0.13500% Underlying Funds(2) 0.04500%

ING Index Solution 2025 Portfolio	May 31, 2013	Direct Investments(1) 0.13500% Underlying Funds(2) 0.04500%

ING Index Solution 2035 Portfolio	May 31, 2013	Direct Investments(1) 0.13500% Underlying Funds(2) 0.04500%

(1)  “Direct Investments” shall mean assets which are not Underlying Funds.

(2)  “Underlying Funds” shall mean open-end investment companies registered under the 1940 Act within the ING fund complex.  The term, “fund complex” shall have the same meaning as defined in Item 17 of Form N-1A, as it was in effect on May 7, 2013.

Series	Effective Date	Annual Sub-Advisory Fee (as a percentage of average daily Assets allocated to the Sub-Adviser)

ING Index Solution 2045 Portfolio	May 31, 2013	Direct Investments(1) 0.13500% Underlying Funds(2) 0.04500%

ING Index Solution 2055 Portfolio	May 31, 2013	Direct Investments(1) 0.13500% Underlying Funds(2) 0.04500%

ING Index Solution Income Portfolio	May 31, 2013	Direct Investments(1) 0.13500% Underlying Funds(2) 0.04500%

ING Solution 2015 Portfolio	May 31, 2013	Direct Investments(1) 0.13500% Underlying Funds(2) 0.04500%

ING Solution 2025 Portfolio	May 31, 2013	Direct Investments(1) 0.13500% Underlying Funds(2) 0.04500%

ING Solution 2035 Portfolio	May 31, 2013	Direct Investments(1) 0.13500% Underlying Funds(2) 0.04500%

(1) “Direct Investments” shall mean assets which are not Underlying Funds.

(2) “Underlying Funds” shall mean open-end investment companies registered under the 1940 Act within the ING fund complex.  The term, “fund complex” shall have the same meaning as defined in Item 17 of Form N-1A, as it was effect on May 7, 2013.

Series	Effective Date	Annual Sub-Advisory Fee (as a percentage of average daily Assets allocated to the Sub-Adviser)

ING Solution 2045 Portfolio	May 31, 2013	Direct Investments(1) 0.13500% Underlying Funds(2) 0.04500%

ING Solution 2055 Portfolio	May 31, 2013	Direct Investments(1) 0.13500% Underlying Funds(2) 0.04500%

ING Solution Aggressive Portfolio	May 7, 2013	Direct Investments(1) 0.13500% Underlying Funds(2) 0.04500%

ING Solution Moderately Aggressive Portfolio (formerly, ING Solution Aggressive Growth Portfolio)	May 31, 2013	Direct Investments(1) 0.13500% Underlying Funds(2) 0.04500%

ING Solution Conservative Portfolio	May 31, 2013	Direct Investments(1) 0.13500% Underlying Funds(2) 0.04500%

ING Solution Balanced Portfolio (formerly, ING Solution Growth Portfolio)	May 13, 2013	Direct Investments(1) 0.13500% Underlying Funds(2) 0.04500%

(1)  “Direct Investments” shall mean assets which are not Underlying Funds.

(2)  “Underlying Funds” shall mean open-end investment companies registered under the 1940 Act within the ING fund complex.  The term, “fund complex” shall have the same meaning as defined in Item 17 of Form N-1A, as it was in effect on May 7, 2013.

Series	Effective Date	Annual Sub-Advisory Fee (as a percentage of average daily Assets allocated to the Sub-Adviser)

ING Solution Income Portfolio	May 31, 2013	Direct Investments(1) 0.13500% Underlying Funds(2) 0.04500%

ING Solution Moderately Conservative Portfolio (formerly, ING Solution Moderate Portfolio)	May 31, 2013	Direct Investments(1) 0.13500% Underlying Funds(2) 0.04500%

(1) “Direct Investments” shall mean assets which are not Underlying Funds.

(2) “Underlying Funds” shall mean open-end investment companies registered under the 1940 Act within the ING fund complex.  The term, “fund complex” shall have the same meaning as defined in Item 17 of Form N-1A, as it was effect on May 7, 2013.